UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

SCHOLASTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

557 Broadway
New York, New York		10012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 343-6100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SCHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2024, the Board of Directors of Scholastic Corporation (the "Company") approved the amendment of Article III, Section 6 of the By-laws of the Company (the "By-law Amendment"). The purpose of the Amendment is to conform the provisions of the Company's Amended and Restated By-laws regarding the removal of directors, so that it is consistent with Section 14l(k) of the Delaware General Corporation Law ("Section 141(k))". The By-Law Amendment has the affect of confirming that holders of both the Company's shares of Class A Stock and the Company's shares of Common Stock will vote together (with each share of either class being entitled to a single vote per share) in relation to the removal of a director for cause. As provided by Section 141(k), a vote of a majority of the Company's shares entitled to vote (voting together as a single class) will be required to remove a director for cause.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	The following exhibits are filed as part of this report:

	Exhibit 3.2	Amended and Restated By-laws of Scholastic Corporation (as amended and restated effective as of May 15, 2024).
	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date:	May 15, 2024	By:	/s/ Andrew S. Hedden
		Name: Title:	Andrew S. Hedden Executive Vice President, General Counsel

EXHIBIT 3.2

Amended and Restated as of May 15, 2024

BY-LAWS

of

SCHOLASTIC CORPORATION

(a Delaware corporation)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office shall be established and maintained at 1209 Orange Street, Wilmington, Delaware. The Corporation Trust Company shall be the registered agent of this Corporation in charge thereof.

Section 2. Principal Office. The principal office of the Corporation shall be located at 555 Broadway, New York, New York 10012, or at such other location in the State of New York as the Board of Directors may from time to time determine.

Section 3. Other Offices. The Corporation may also have such other offices, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 1. Place of Meetings of Stockholders. All meetings of the stockholders shall be held at the principal office of the Corporation in the State of New York or at such other location, within or without the State, as shall be fixed by the Board of Directors and specified in a notice of meeting or waiver of notice thereof.

Section 2. Annual Meetings of Stockholders. Annual meetings of stockholders shall be held at such times and on such dates as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting.

Section 3. Special Meetings of Stockholders. Special meetings of the stockholders may be called at any time by the President and shall be called by the Corporate Secretary upon receipt of a written request therefor signed by a majority of the Board of Directors or by the holders of record of at least one-quarter of the outstanding shares of the Corporation entitled to vote on the action proposed to be taken. Such written request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the business stated to be the purpose or purposes of the meeting in such written request and the notice of the meeting or any waiver of notice thereof.

Section 4. Notice of Meetings of Stockholders. There shall be written notice of every meeting of stockholders, which shall state the place, date and hour of the meeting and, unless it is the annual meeting, indicate that it is being issued by or at the direction of the person or persons calling the meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, with postage thereon prepaid, directed to the stockholder at such stockholder's address as it appears on the record of stockholders, or, if such stockholder shall have filed with the Corporate Secretary of the Corporation a written request that notices be mailed to some other address, then directed to such stockholder at such other address.

Section 5. Waivers of Notice of Meetings of Stockholders. Notice of meeting need not be given to any stockholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, shall constitute a waiver of notice by such stockholder.

Section 6. Adjourned Meetings. The stockholders present at a meeting of stockholders may adjourn the meeting despite the absence of a quorum. When a determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been made, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting the Corporation may transact any business that might have been transacted on the original date of the meeting. However, if the adjournment is for more than thirty days or if, at or after the adjournment, the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 7. Quorum of Stockholders. The holders of a majority of the shares entitled to vote thereat shall constitute a quorum at a meeting of stockholders for the transaction of any business, provided that, when a specified item of business is required to be voted on by a class or series, voting as a class or series, the holders of a majority of such class or series shall constitute a quorum for the transaction of such specified item of business. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

Section 8. Fixing Record Date. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action. Such date, fixed as the record date, shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

Section 9. List of Stockholders at Meeting. A complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order, with the address of each and the number of shares held by each, shall be opened to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list, which shall be certified by the Corporate Secretary or the transfer agent, shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 10. Proxies. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy. Every proxy must be signed by the stockholder or the stockholder's attorney-in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where an irrevocable proxy is provided by law.

Section 11. Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, shall appoint one or more inspectors to act at the meeting or any adjournment thereof and make a written report thereof. In case any person appointed fails to appear or act, the vacancy shall be filled by alternate appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of the inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine and retain for a reasonable period a record of the disposition of any challenges determined by them, certify their determination of the number of shares represented at the meeting and their count of all votes, ballots or consents and otherwise do such acts as are proper to conduct the election or vote with fairness to all stockholders. A report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

Section 12. Voting. Subject to any limitations on the right to vote contained in the Certificate of Incorporation of the Corporation, every stockholder of record shall be entitled at every meeting of stockholders to one vote for every share standing in the stockholder's name on the record of stockholders. Subject to the Certificate of Incorporation of the Corporation and Article III, Section 4 of these By-laws and except as otherwise required by law, directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election. Any other corporate action by vote of the stockholders shall, except as otherwise required by law, be authorized by a majority of the votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon.

Section 13. Action Without Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

Section 1. Board of Directors. The business of the Corporation shall be managed by its Board of Directors.

Section 2. Qualifications of Directors. Each director shall be at least 18 years of age. Directors need not be stockholders.

Section 3. Number of Directors. The number of directors constituting the entire Board of Directors shall be not less than three nor more than fifteen, such number to be determined annually by the holders of the Class A Stock.

Section 4. Election and Term of Directors. At each annual meeting of stockholders the holders of the shares of the Corporation's Common Stock voting as a class shall elect one-fifth of the members of the Board of Directors, provided, however, that such holders, voting as a class, shall always be entitled to elect at least one member of the Board of Directors, and the holders of the shares of the Corporation's Class A Stock, voting as a class, shall elect the remaining members of the Board of Directors. Each director shall hold office until the next annual meeting and until such director's successor shall have been elected and qualified or until such director's earlier resignation or removal.

Section 5. Vacancies. In the event of a vacancy occurring, for any reason, in the seat of a director who has been or would be elected by the holders of the Common Stock, such vacancy shall be filled solely by vote of a majority of the remaining directors, though less than a quorum, who have been elected by the holders of the Common Stock. In the event of a vacancy occurring, for any reason, in the seat of a director who has been or would be elected by the holders of the Class A Stock, such vacancy shall be filled solely by vote of a majority of the remaining directors, though less than a quorum, who have been elected by the holders of the Class A Stock. A director elected to fill a vacancy shall hold office until the next meeting of stockholders at which the election of directors is in the regular order of business and until such director's successor shall have been elected and qualified.

Section 6. Removal of Directors.

(a)
Any director may be removed for cause by the holders of a majority of the shares then entitled to vote at an election of directors, voting as a single class, with every share of each class being entitled to one vote per share.

(b)
Any director may be removed without cause by vote of the holders of a majority of the shares then entitled to vote of the class of stock which elected such director.

Section 7. Quorum of Directors. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business or of any specified item of business.

Section 8. Action by the Board of Directors. The vote of a majority of the directors present at a meeting of the Board of Directors at the time of the vote, if a quorum is present at such time, shall, except as otherwise provided by law, be the act of the Board of Directors.

Section 9. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting by written consent, setting forth the action so taken, signed by all members of the Board of Directors or of such committee, as the case may be.

Section 10. Participation by Conference Telephone. Any one or more members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 11. Place and Time of Meetings of the Board of Directors. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders and at the place thereof. Other meetings of the Board of Directors, regular or special, may be held at any place selected by the Board of Directors.

Section 12. Notice of Meetings of the Board of Directors. Regular meetings of the Board of Directors may be held without notice if the time and place of such meetings are fixed by these By-laws or the Board of Directors. Special meetings of the Board of Directors may be called by the President and shall be called by the Corporate Secretary upon receipt of a written request therefor signed by any two directors and shall be held upon notice to the directors. The notice shall state the place, date and hour of the meeting and indicate that it is being issued by or at the direction of the person or persons calling the meeting. The notice shall be given personally (including by telephone) or by mail, telecopier, telegram, cable or other public instrumentality, not less than three business days before the date of the meeting, to each director. Such notice shall be deemed given, if mailed, when deposited in the United States mail, with postage thereon prepaid, if telecopied, upon confirmed receipt, or, if telegraphed, cabled or sent by other pubic instrumentality, when given to the telegraph company, cable company or other public instrumentality, directed to the director at such director's business address, or, if such director shall have filed with the Corporate Secretary of the Corporation a written request that notices to such director be mailed, telegraphed, cabled or sent to some other address, then directed to such director at such other address. A notice, or waiver of notice, need not specify the purpose of any regular or special meeting of the Board of Directors.

Section 13. Waivers of Notice of Meetings of Directors. Notice of a meeting need not be given to any director who submits a signed waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 14. Executive Committee and Other Committees. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate from among its members an executive committee and other committees, each of which shall consist of three or more directors, and each of which, to the extent provided in the resolution or in these By-laws, shall have all the powers and authority of the Board of Directors, except that no such committee shall have the power or authority as to the following matters:

(1) Approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval.

(2) The amendment or repeal of the By-laws or the adoption of new

By-laws.

The Board of Directors may designate one or more directors as alternative members of any such committee, who may replace an absent or disqualified member or members at any meeting of such committee. In addition, the member or members of any committee present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Each such committee shall serve at the pleasure of the Board of Directors.

Section 15. Reimbursement and Compensation of Directors. The Board of Directors shall have authority to fix the compensation of directors for services in any capacity. The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the

Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of the executive committee or any other committee may be allowed similar reimbursement and compensation for their services as such.

ARTICLE IV

OFFICERS

Section 1. Number. The Board of Directors may elect or appoint a Chairman of the Board, one or more Vice Chairmen of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Corporate Secretary and a Treasurer, and such other officers as it may determine. Any two or more offices may be held by the same person, except that the same person may not hold both the offices of President and Corporate Secretary.

Section 2. Election and Term of Office. The officers of the Corporation to be elected or appointed by the Board of Directors shall be elected or appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until such officer's successor shall have been elected or appointed and qualified or until such officer's earlier resignation or removal.

Section 3. Chairman. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and shall have and perform such other duties as from time to time may be assigned to the Chairman by the Board of Directors or the executive committee.

Section 4. Vice Chairman. The Vice Chairman (or, if there shall be more than one, the Vice Chairman designated by the Chairman) shall preside at the meetings of the Board of Directors in the absence of the Chairman of the Board. Each Vice Chairman shall otherwise have and perform such other duties as from time to time may be assigned to such Vice Chairman by the Board of Directors or the executive committee.

Section 5. Chief Executive Officer. The Chief Executive Officer shall have direct charge of and general supervision over the affairs, property and business of the Corporation, including the power to appoint and remove such employees (other than those specifically mentioned in this Article IV) as the business may require, shall have general supervision over all officers of the Corporation, including the determination of their specific responsibilities and duties, shall determine or approve all additions or changes in management personnel and shall have such other duties as may be assigned to the Chief Executive Officer from time to time by the Board of Directors.

Section 6. President. The President shall have such general powers and duties of supervision and management usually vested in the office of President of the Corporation. The President shall preside at all meetings of the stockholders if present thereat and, in the absence of the Chairman and Vice Chairman of the Board of Directors, at all meetings of the Board of Directors. Except as the Board of Directors shall authorize the execution thereof in some other manner, the President shall execute bonds, mortgages and other contracts on behalf of the Corporation and shall cause the seal to be affixed to any instrument requiring it.

Section 7. Vice Presidents. Vice Presidents shall have seniority in order designated by the Board of Directors, shall have such powers and shall perform such duties as shall be assigned by the Board of Directors or the Chief Executive Officer and may be designated by such further title descriptive of their duties or seniority as the Board of Directors may approve. In the absence or disability of the President, the Vice President designated by the Board of Directors shall perform the duties and exercise the powers of the President.

Section 8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the President, taking proper vouchers for such disbursements. The Treasurer shall render to the President and the Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board shall prescribe.

Section 9. Corporate Secretary. The Corporate Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-laws. In case of the absence of or refusal or neglect by the Corporate Secretary to do so, any such notice may be given by any person thereunto directed by the President, or by the directors or stockholders upon whose requisition the meeting is called as provided in these By-laws. The Corporate Secretary shall record all the proceedings of the meetings of the stockholders and of the Board of Directors in a book to be kept for that purpose and shall perform such other duties as may be assigned to the Corporate Secretary by the Board of Directors or the Chief Executive Officer. The Corporate Secretary shall have the custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors or the President, and attest the same.

Section 10. Assistant Treasurers and Assistant Corporate Secretaries. Assistant Treasurers and Assistant Corporate Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors or the Chief Executive Officer.

Section 11. Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause, but such removal without cause shall be without prejudice to the contract rights, if any, of the person so removed.

Section 12. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

Section 13. Compensation of Officers. The compensation of the officers shall be fixed from time to time by the Board of Directors or any committee thereof to which such authority has been delegated, and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director of the Corporation.

ARTICLE V

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument or other document in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 2. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI

CERTIFICATES REPRESENTING SHARES, RECORD

OF STOCKHOLDERS, TRANSFER OF SHARES

Section 1. Certificates Representing Shares. Any or all classes or series of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware from time to time. Certificates, if any, for shares of capital stock, shall be in such form as shall be determined by the Board of Directors. All share certificates shall be consecutively numbered or otherwise identified, shall be signed by the Chairman or a Vice-Chairman of the Board of Directors or the President or a Vice-President and the Corporate Secretary or an Assistant Corporate Secretary or the Treasurer or an Assistant Treasurer and may, but need not, be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue. Each certificate shall state upon the face thereof: (1) that the Corporation is formed under the laws of the State of Delaware; (2) the name of the person or persons to whom issued; and (3) the number and class of shares and the designation of the series, if any, which such certificate represents.

Section 2. Lost, Destroyed or Wrongfully Taken Certificates. The Board of Directors may direct a new certificate or certificates or an uncertificated share or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, apparently destroyed or wrongfully taken, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, apparently destroyed or wrongfully taken. When authorizing such issue of a new certificate or certificates or an uncertificated share or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, apparently destroyed or wrongfully taken certificate or certificates, or the owner's legal representative, to advertise the same in such a manner as it shall require and/or give the Corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, apparently destroyed or wrongfully taken.

Section 3. Record of Stockholders. The Corporation shall keep a record containing the names and addresses of all stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof. The Corporation shall be protected in treating the persons in whose names shares stand on the record of stockholders as the owners thereof for all purposes.

Section 4. Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate, if such shares are certificated, representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if such shares are uncertificated, upon appropriate instructions from the holder thereof or any attorney duly authorized, it shall be the duty of the Corporation to issue a new certificate or uncertificated share to the person entitled thereto, and cancel the old certificate, if any, and every such transfer of shares shall be entered on the record of stockholders of the Corporation.

ARTICLE VII

INDEMNIFICATION

No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; provided, however, that the foregoing is not intended to eliminate or limit the liability of a director of the Corporation for (i) any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 174 of the General Corporation Law of the State of Delaware or (iv) any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article VII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as that Section may be amended and supplemented from time to time, indemnify any director or officer of the Corporation (and any director, trustee or officer of any corporation, business trust or other entity to whose business the Corporation shall have succeeded) which it shall have power to indemnify under that Section against any expenses, liabilities or other matter referred to in or covered by that Section. The indemnification provided for in this Article (a) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (b) shall continue as to a person who has ceased to be a director or officer and (c) shall inure to the benefit of the heirs, executors and administrators of such a person. To assure indemnification under this Article of all such persons who are determined by the Corporation or otherwise to be or to have been "Fiduciaries" of any employee benefit plan of the Corporation which may exist from time to time and which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time, such Section 145 shall, for the purposes of this Article, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan; the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his or her duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines;" and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

Any person made, or threatened to be made, a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or of any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that such person, or such person's testator or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Corporation, shall be indemnified by the Corporation to the fullest extent permitted by law.

The right to indemnification conferred in this Article VII in respect of directors and officers shall also include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of its final disposition, provided that any such advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer shall only be made upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article, the Certificate of Incorporation of the Corporation or otherwise.

ARTICLE VIII

DIVIDENDS

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

ARTICLE IX

FISCAL YEAR

The fiscal year of the Corporation shall begin on June 1 of each year.

ARTICLE X

SEAL

The Board of Directors shall provide a suitable seal containing the name of the Corporation, which seal shall be in the charge of the Corporate Secretary. The Corporation may use the seal by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

ARTICLE XI

AMENDMENT AND REPEAL

These By-laws may be amended or repealed by vote of the holders of the shares of the Corporation's Class A Stock. These By-laws may also be amended or repealed by the Board of Directors.